UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On November 5, 2014, WellCare Health Plans, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended September 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

A discussion of the Company’s third quarter of 2014 results will be webcast live on Wednesday, November 5, 2014, beginning at 8:30 a.m. Eastern Time. A replay will be available beginning approximately one hour following the conclusion of the live broadcast and will be available for 30 days. The webcast is available via the Company’s web site at www.wellcare.com.

A copy of the presentation that will be used in connection with the Company’s discussion of its results of operations on November 5, 2014 is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2014, Thomas L. Tran resigned as the Senior Vice President and Chief Financial Officer of the Company, effective November 14, 2014.

On November 4, 2014, the Board of Directors approved the appointment of Andrew Asher as its Senior Vice President and Chief Financial Officer, effective upon the resignation of Mr. Tran.

Mr. Asher, age 46, joined the Company in August 2014 as a Senior Vice President.  Prior to joining the Company, Mr. Asher had served as Chief Finance Officer, Local & Regional Businesses of Aetna Inc., a publicly traded health care benefits company, since May 2013.  Prior to that, Mr. Asher served with Coventry Health Care, Inc., a publicly traded managed health care company, from May 1998 to May 2013, when it was acquired by Aetna, most recently as Senior Vice President, Corporate Finance. Mr. Asher holds a Master of Science in Taxation from the University of Central Florida and a Bachelor of Science in Accounting from the University of Florida.

Mr. Asher and Comprehensive Health Management, Inc., a subsidiary of the Company, have executed an offer letter, dated August 12, 2014 (the “Offer Letter”).  The material terms of the Offer Letter are as follows:

•
Mr. Asher will receive an annual base salary of $500,000 and will be eligible to participate in the Company’s short-term and long term incentive programs on the same terms as other senior executives of the Company.  Mr. Asher’s annual short-term incentive target, expressed as a percentage of base salary, is 100%, for which he is first eligible beginning in calendar year 2015.

•
Mr. Asher’s annual long-term incentive target, expressed as a percentage of base salary, is 200%. Mr. Asher received on August 29, 2014 the following grants to participate in the 2014-2016 long-term incentive cycle:

o	3,796 restricted stock units (“RSUs”), which vest in approximately equal increments on March 1, 2015, March 1, 2016 and March 1, 2017.

o
7,592 performance stock units, which vest on March 1, 2017, between 0% and 200% of the target number of units depending on the satisfaction of the performance criteria for a three-year period ending December 31, 2016, subject to the Compensation Committee’s discretion.

o
3,284 market stock units, which vest on March 1, 2017, between 0% and 200% of the target number of units, based on the percentage change of the average closing price of a share of the Company’s common stock on the last 30 market days of 2013 compared to the same period in 2016.

•	Mr. Asher received an additional 15,184 RSUs which vest in approximately equal installments on each of August 29, 2015, August 29, 2016, August 29, 2017 and August 29, 2018.

•	Mr. Asher received a signing bonus of $250,000.

•	Mr. Asher will be reimbursed for expenses associated with relocating to the Tampa area under the Company’s relocation assistance program (the “Relocation Assistance Program”).

•
Mr. Asher is eligible to participate in the Company-provided benefits offered generally to our associates, including a 401(k) retirement savings plan with Company matching contributions, welfare benefit programs and paid time off, leave of absence and similar policies.  In addition to these benefits, Mr. Asher may elect to receive supplemental long-term disability coverage provided by the Company.

Mr. Asher also entered into a standard form of indemnification agreement (the “Indemnification Agreement”) with the Company.

As a Senior Vice President, Mr. Asher is a participant in the Company’s Executive Severance Plan (the “Executive Severance Plan”).  Under the Executive Severance Plan, Mr. Asher is eligible for severance benefits of one times his then current base salary and short-term incentive bonus in the event of a termination of his employment for reasons other than for cause, death or disability or for good reason, if such termination is not in connection with a change in control, and severance benefits equal to two times his then current base salary and short-term incentive bonus in the event of a termination of his employment for reasons other than for cause, death or disability or for good reason, if such termination is in connection with a change in control.  Mr. Asher is subject to certain restrictive covenants such as confidentiality, non-competition, non-solicitation and non-disparagement during his employment and in certain cases for specified periods of time after the termination of his employment. Severance benefits under the Executive Severance Plan are contingent on Mr. Asher’s compliance with such covenants.

The above descriptions of the Offer Letter, Indemnification Agreement, Executive Severance Plan and Relocation Assistance Program are not complete and are qualified entirely by reference to the text of those documents.  A copy of the Offer Letter is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A summary of the Relocation Assistance Program is attached as Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 9, 2010 and is incorporated herein by reference. A copy of the form of Indemnification Agreement is attached as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 9, 2010 and is incorporated herein by reference.  A copy of the Executive Severance Plan is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
10.1	Offer Letter, by and between Comprehensive Health Management, Inc. and Andrew Asher, dated August 12, 2014
10.2	Executive Severance Plan
99.1	Press Release dated November 5, 2014
99.2	Presentation dated November 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
November 5, 2014	/s/ Thomas L. Tran Thomas L. Tran Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter, by and between Comprehensive Health Management, Inc. and Andrew Asher, dated August 12, 2014
10.2	Executive Severance Plan
99.1	Press Release dated November 5, 2014
99.2	Presentation dated November 5, 2014